Defined Asset Funds [Registered Trademark]

Focus Series      Capital Appreciation
2000              Merrill Lynch Research

                                                                      IRA Ideal!

2000 Year-Ahead
Portfolio

                                                            [logo] Merrill Lynch

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Merrill Lynch Research:
A Reputation for Excellence

With 575 equity research analysts globally, Merrill Lynch has earned its reputation as a world- class research organization. Our Global Research team provides in-depth coverage of more than 3,700 companies in 53 countries worldwide.

For each of the last five years, Merrill Lynch has been awarded the top rank in Institutional Investor's "All-America Research Team" survey of equity analysts, based on the total number of team analysts.

Make Your Resolution
to Think Ahead

An investment strategy should never be static. As your life changes, so should your portfolio. At Merrill Lynch, we believe in the importance of ongoing communication between you and your Financial Consultant. Will your investment goals be the same next year? How about your tolerance for risk and your time horizon? Your Financial Consultant will be happy to help you think ahead by analyzing these important questions, and coming up with informed solutions.

The Year 2000 o It's a time of excitement and reflection. As you make your resolutions for the new year and prepare for opportunities in the new millennium, it's also an excellent time to re-examine your portfolio.

At Merrill Lynch, we know that planning ahead is an important part of working toward your investment goals. This is why we are pleased to offer a portfolio based on the year 2000 stock selections from our top-ranked research team...

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the 2000 Year-Ahead Portfolio

The Portfolio

The Defined Asset Funds [Registered Trademark] 2000 Year-Ahead Portfolio seeks capital appreciation by investing in a Portfolio of U.S. common stocks. The Portfolio was selected for potential growth in 2000 by the Merrill Lynch Global Research and Economics Group.

The Strategy

The 2000 Year-Ahead Portfolio follows a "buy and hold" strategy of investing for approximately one year. After one year, we expect that a new Portfolio will be researched and compiled based on a similar selection process. You can roll your proceeds over each year into a successor Portfolio, if available, or you can redeem your investment.

Is this Portfolio Right for You?

If your investment goal is capital appreciation without concern for current income, the 2000 Year-Ahead Portfolio may be an appropriate choice. Although this is a one-year portfolio, it is designed to be part of a longer-term investment strategy. We believe more consistent results are likely if the Strategy is followed for at least three to five years. If you are interested in investing globally, the 2000 Year-Ahead International Portfolio is also available. It follows a similar investment strategy, but holds stocks from around the world.

Defined Advantages

Cost

You can get started with a minimum investment of about $250. Discounts are available for volume purchases.

Convenience

There's no need for multiple security purchases. This Portfolio offers diversification among various securities with just one price to track.

Liquidity

You can redeem your investment at any time at the then-current net asset value, which may be more or less than your original cost.

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Buy and Hold

You are buying and holding, for about one year, a Portfolio of stocks selected by Merrill Lynch Global Research.


A Defined Portfolio
Company                                                          Symbol

Alcoa, Inc.*                                                     AA
Alcoa produces aluminum and alumina and is involved in mining, refining, smelting, fabricating and recycling. It's a world-wide supplier of a variety of fabricated and finished products for many markets including packaging, automotive, aerospace and construction.

Cisco Systems, Inc.                                              CSCO
Cisco supplies data networking products including routers, LAN switches, frame relay/ATM and remote access concentrators. Its clients include utilities, corporations, universities, governments and small- to medium-sized businesses worldwide.

Citigroup, Inc.*                                                 C
This diversified financial services holding company provides services to consumer and corporate customers worldwide. These services include investment banking, retail brokerage, corporate banking and cash management products.

The Coca-Cola Company*                                           KO
This company manufactures, markets and
distributes soft drink concentrates and syrups, and also distributes and markets juice and juice-drink products. Its products are distributed under brand names such as Coca-Cola, Minute Maid and Sprite to retailers and wholesalers in the U.S. and internationally.

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Cox Communications, Inc. - Class A                               COX
This full-service provider of telecommunications products offers local and long-distance telephone services, Internet access, digital video programming and commercial voice/data services.
Cox also holds interests in Sprint PCS and various programming networks.

El Paso Energy Corporation*                                      EPG
El Paso owns an integrated coast-to-coast natural gas pipeline system in the U.S. It has operations in interstate natural gas transmission, gas gathering and processing, international infrastructure development and energy marketing.

Exxon Mobil Corporation*                                         XOM
This company's world-wide operations include coal and minerals, the exploration and production of oil and gas and electric power generation.
Exxon Mobil also manufactures and markets fuels and chemicals.

Guidant Corporation                                              GDT
Guidant designs, develops, manufactures and markets therapeutic medical devices for use in cardiac rhythm management, vascular intervention and cardiac and vascular surgery. Its products include implantable pacemaker systems and balloon dilation catheters.

Lowe's Companies, Inc.*                                          LOW
Lowe's distributes building materials and supplies through retail stores in the U.S. Its wide variety of products include lumber, home decoration and lights, kitchen, bath and laundry items, patio accessories, heating, cooling and water systems.

Motorola, Inc.*                                                  MOT
This provider of integrated communication and embedded electronic solutions offers software-enhanced wireless telephones, two-way radios, messaging and satellite communications products and systems as well as networking and Internet-access products.

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Oracle Corporation                                               ORCL
A supplier of software for enterprise information management, Oracle offers databases and relational servers, application development, decision support tools and enterprise business applications.

The Procter & Gamble Company*                                    PG
Procter & Gamble manufactures and markets consumer products throughout the world. Its products include Pampers diapers, Tide laundry detergent, Crest toothpaste and Vicks cough/cold products.

Solectron Corporation                                            SLR
This provider of integrated solutions offers pre-production planning and design, manufacturing, distribution, and product service and support to original electronics equipment manufacturers worldwide.

Sprint Corporation (PCS Group)                                   PCS
This company operates a 100% digital, 100% personal cellular communication system nationwide in the U.S. It currently serves the U.S., Puerto Rico and the U.S. Virgin Islands.

Texas Instruments, Inc.*                                         TXN
Texas Instruments provides semiconductor products as well as designing and supplying digital signal processing and analog technologies.
The company has manufacturing or sales
operations in several countries around the world.
(*) Only these stocks currently pay dividends.

Defined Asset Funds - Our Philosophy

At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important - your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient "buy and hold" structure of a unit investment trust. For income, for growth or for total return, we

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believe that time in the market can be an effective strategy for growing your portfolio.

At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind - yours.


[Logo Defined Asset Funds [Registered Trademark]]

Buy with Knowledge-Hold With Confidence

FIXED-INCOME FUNDS

Corporate funds
Government Funds
Municipal Funds

EQUITY INVESTOR FUNDS

Other Merrill Lynch

Research-Based Funds

2000 Year-Ahead International Portfolio
Biotechnology Portfolio
Pacific Rim Portfolio

Concept Series

Baby Boom Economy Portfolios(sm)
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Premier American Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

Select Series

Select Ten Portfolio (DJIA)
United Kingdom Portfolio (Financial Times Index)
Defined Technology Portfolio(sm)

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


Institutional Holdings Portfolio
Multinational Portfolio
Principled Values Portfolio(sm)
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select S&P Industrial Portfolio
Standard & Poor's Industry Turnaround Portfolio
Standard & Poor's Intrinsic Value Portfolio

Index Series

S&P 500 Trust
S&P MidCap Trust

The Time to Think Ahead is Now!

Call your Merrill Lynch Financial Consultant for a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

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


Defining Your Risks

Please keep in mind the following factors when considering this investment. Your Merrill Lynch Financial Consultant will be happy to answer any questions you may have.

o The Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or current income.

o There can be no assurance that the Portfolio will meet its objective, or that stock prices will not decrease.

o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%) for individuals.

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, investors will defer recognition of gains and losses for federal tax purposes on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%.


                                    As a % of Public        Amount Per
                                     Offering Price        1,000 Units
-------------------------------------------------------------------------
Initial Sales Charge                     1.00%                $10.00

Deferred Sales Charge                    1.75%                $17.50
                                   ======================================

Maximum Sales Charge                     2.75%                $27.50

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


Estimated Annual Expenses (as a % of    0.176%                 $1.74
net assets)

Estimated Organization Costs                                   $1.05
-------------------------------------------------------------------------


If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Documents

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

                                          Total Sales Charge as a
                                                  % of
            Amount Purchased               Public Offering price
     ----------------------------------------------------------------
      Less than $50,000                             2.75%
      $50,000 to $99,999                            2.50%
      $100,000 to $249,999                          2.00%
      $250,000 to $999,999                          1.75%
      $1,000,000 or more                            1.00%
     ----------------------------------------------------------------

[logo] Printed on Recycled Paper                                   32719BR-12/99

[Copyright] 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated.
Member SIPC.
Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.

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